EXHIBIT 99.2

                        INFOBYPHONE, INC. AND SUBSIDIARY

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                         Page
                                                                         ----

Consolidated Balance Sheet as of March 31, 2005(Unaudited).............. F-11

Consolidated Statement of Operations for the Three-Months
Ended March 31, 2005 and 2004 (Unaudited)............................... F-12

Consolidated Statement of Cash Flows for the Three-Months
Ended March 31, 2005 and 2004 (Unaudited)............................... F-13

Notes to Consolidated Financial Statements.............................. F-14-18

                        INFOBYPHONE, INC. AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 2005
                                   (UNAUDITED)

CURRENT ASSETS
  Cash                                                                                 $    35,398
  Accounts receivable, net                                                                      --
                                                                                       -----------
     Total Current Assets                                                                   35,398
                                                                                       -----------

PROPERTY AND EQUIPMENT, NET                                                                 21,571

OTHER ASSETS
  Deposits                                                                                   1,500
                                                                                       -----------

TOTAL ASSETS                                                                           $    58,469
                                                                                       ===========

                    LIABILITIES AND STOCKHOLDER'S DEFICIENCY

CURRENT LIABILITIES
  Accounts payable                                                                     $    69,061
  Accrued expenses                                                                           6,815
  Deferred revenue                                                                           3,574
  Notes payable                                                                            100,000
                                                                                       -----------
     Total Current Liabilities                                                             179,450

COMMITMENTS AND CONTINGENCIES                                                                   --

STOCKHOLDERS' DEFICIENCY
  Preferred stock $0.0001 par value, 3,000,000 shares authorized, none issued and
   outstanding                                                                                  --
  Common stock $0.0001 par value, 15,000,000 shares authorized, 3,269,790 issued and
   outstanding                                                                                 327
  Additional paid-in capital                                                             1,067,332
  Deferred stock compensation                                                             (121,875)
  Accumulated deficit                                                                   (1,066,765)
                                                                                       -----------
     Total Stockholders' Deficiency                                                       (120,981)
                                                                                       -----------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY                                         $    58,469
                                                                                       ===========

          See accompanying notes to consolidated financial statements.

                        INFOBYPHONE, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                          For the Three      For the Three
                                                           Months Ended       Months Ended
                                                          March 31, 2005     March 31, 2004
                                                          --------------     --------------
REVENUES                                                    $     2,732       $        --
                                                            -----------       -----------

COSTS AND OPERATING EXPENSES
  Research and development                                       15,498                --
  Cost of revenue                                                80,128                --
  General and administrative                                     33,545            36,193
  Professional fees                                              33,121               400
  Payroll expense                                                72,970                --
  Interest                                                          307                --
  Stock compensation                                             56,250                --
                                                            -----------       -----------
     Total Operating Expenses                                   291,819            36,593
                                                            -----------       -----------

LOSS FROM OPERATIONS                                           (289,087)          (36,593)

Provision for Income Taxes                                           --                --
                                                            -----------       -----------

NET LOSS                                                    $  (289,087)      $   (36,593)
                                                            ===========       ===========

 Net loss per share - basic and diluted                     $     (0.09)      $     (0.02)
                                                            ===========       ===========

Weighted average number of common shares outstanding -
 basic and diluted                                            3,166,086         1,465,000
                                                            ===========       ===========

          See accompanying notes to consolidated financial statements.

                        INFOBYPHONE, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                                   (UNAUDITED)

                                                                    For the Three    For the Three
                                                                     Months Ended     Months Ended
                                                                    March 31, 2005   March 31, 2004
                                                                    --------------   --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                             $(289,087)      $ (36,593)
  Adjustments to reconcile net loss to net cash used in operating activities:
    In-kind contribution                                                  56,250              --
    Depreciation expense                                                   1,074             192
  Changes in operating assets and liabilities:
    Decrease in accounts receivable                                        1,350              --
    Decrease in accounts payable                                         (33,256)             --
    Increase in accrued payables                                           3,642              --
    Decrease in deferred revenue                                          (2,138)             --
                                                                       ---------       ---------
         Net Cash Used In Operating Activities                          (262,165)        (36,401)
                                                                       ---------       ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                                          --         (18,402)
                                                                       ---------       ---------
         Net Cash Used In Investing Activities                                --         (18,402)
                                                                       ---------       ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from issuance of common stock                                 200,000          69,000
  Cash overdraft                                                          (2,437)             --
  Proceeds from notes payable                                            100,000              --
                                                                       ---------       ---------
         Net Cash Provided By Financing Activities                       297,563          69,000
                                                                       ---------       ---------

NET INCREASE (DECREASE) IN CASH                                           35,398          14,557

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                              --              --
                                                                       ---------       ---------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                             $  35,398       $  14,557
                                                                       =========       =========

          See accompanying notes to consolidated financial statements.

                        INFOBYPHONE, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                              AS OF MARCH 31, 2005
                                   (UNAUDITED)

NOTE 1 ORGANIZATION AND BASIS OF PRESENTATION

       InfoByPhone, Inc. is a Delaware corporation formed on June 10, 2004. InfoByPhone, Inc. provides information services and content through its Askmenow service to mobile devices. This service allows mobile users to ask questions through text messaging/SMS, email, or IVR voice system and receive answers via text messaging.

       On June 18, 2004, InfoByPhone, Inc. consummated an agreement with InfoByPhone, LLC, an Ohio LLC formed on January 7, 2004, pursuant to which InfoByPhone, LLC exchanged 100% of its member units for 1,465,000 shares or approximately 80% of the common stock of InfoByPhone, Inc. As a result of the agreement, the transaction was treated for accounting purposes as a recapitalization by the accounting acquirer (InfoByPhone, LLC).

       Accordingly, the financial statements include the following:

       (1) The balance sheet consists of the net assets of the acquirer at historical cost and the net assets of the acquiree at historical cost.

       (2) The statement of operations includes the operations of the acquirer for the period presented and the operations of the acquiree from the date of recapitalization.

       InfoByPhone, Inc. and InfoByPhone, LLC are hereafter referred to as (the "Company").

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       (A) Principles of Consolidation

       The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, InfoByPhone, LLC. Intercompany accounts and transactions have been eliminated in consolidation.

       (B) Revenue Recognition

       Revenue is recognized over the service period. The Company bills for its services one year in advance. All prepaid annual services revenue is deferred and recognized over the service period.

       (C)Cash and Cash Equivalents

       The Company considers all highly liquid temporary cash investments with an original maturity of three months or less to be cash equivalents.

                        INFOBYPHONE, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                              AS OF MARCH 31, 2005
                                   (UNAUDITED)

       (D) Accounts Receivable

       The Company is required to estimate the collectability of its accounts receivable. The Company's reserve for doubtful accounts is estimated by management based on a review of historic losses and the age of existing receivables from specific customers.

       (E) Concentration of Credit Risk

       During 2005, one customer accounted for 100% of the Company's sales and at March 31, 2005, 100% of accounts receivable.

       (F) Use of Accounting Estimates

       The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       (G) Property and Equipment

       Property and equipment are stated at cost, less accumulated depreciation. Depreciation is provided using the straight-line method over the estimated useful lives of the individual assets. The estimated useful life of the computer equipment is five years and the estimated useful life of the office furniture is seven years.

       (H) Advertising Costs

       Advertising costs are expensed as incurred. Total advertising costs charged to operations for the period ended March 31, 2005 was $2,700.

       (I) Fair Value of Financial Instruments

       The carrying amounts reported in the balance sheet for cash, receivables and accrued expenses approximate fair value based on the short-term maturity of these instruments.

       (J) Income Taxes

       The Company utilizes the liability method of accounting for income taxes as set forth in SFAS 109, "Accounting for Income Taxes." Under the liability method, deferred taxes are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse. The Company has a net operating loss carryforward of approximately

                        INFOBYPHONE, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                              AS OF MARCH 31, 2005
                                   (UNAUDITED)

       $689,000, which expires in 2024. The Company has recorded a reserve of $234,260 against the deferred tax asset due to the Company having no profitable operating history. The reconciliation between the statutory federal rate of 34% and the effective federal income tax rate of 0% is an increase to the valuation allowance for the net operating loss carryforward of $234,260.

       (K) Loss Per Share

       The Company has adopted SFAS 128, "Earnings per Share." Loss per common share are computed by dividing income available to common shareholders by the weighted average number of common shares outstanding during the period. Stock warrants were not included in the computation of loss per share for the periods presented because their inclusion is anti-dilutive. The total potential dilutive warrants outstanding at March 31, 2005 were 483,123.

       (L) Business Segments

       The Company operates in one segment and therefore segment information is not presented.

       (M) Stock Based Compensation

       The Company accounts for employee stock options in accordance with APB Opinion No. 25, "Accounting For Stock Issued To Employees" and has adopted the disclosure-only option under SFAS No. 123. The Company accounts for non-employee stock transactions in accordance with SFAS No. 123 as amended by SFAS 148 "Accounting for Stock-Based Compensation - Transition and Disclosure" requires that companies, which do not elect to account for stock-based compensation as prescribed by this statement, disclose the pro-forma effects on earnings per share as if SFAS 123 has been adopted.

       (N) Research and Development

       Research and development expenses include payroll and employee benefits costs associated with product development. The Company has determined that technological feasibility for its software products is reached shortly before the products are released. Costs incurred after technological feasibility is established are not material, and accordingly, all research and development costs are expensed when incurred.

       (O) Recent Accounting Pronouncements

       Statement of Financial Accounting Standards ("SFAS") No. 151, "Inventory Costs - an amendment of ARB No. 43, Chapter 4", SFAS No. 152, "Accounting for Real Estate Time-Sharing Transactions - an amendment of FASB Statements No. 66 and 67," SFAS No. 153, "Exchanges of Non-monetary Assets - an amendment of APB Opinion No. 29,"

                        INFOBYPHONE, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                              AS OF MARCH 31, 2005
                                   (UNAUDITED)

       and SFAS No. 123 (revised 2004), "Share-Based Payment," were recently issued. SFAS Nos. 151, 152, 153 and 123 (revised 2004) have no current applicability to the Company and have no effect on the financial statements.

NOTE 3 PROPERTY AND EQUIPMENT

       At March 31, 2005 property and equipment consisted of the following:

            Computer equipment                 $ 18,179
            Office furniture                      8,090
            Less accumulated depreciation        (4,698)
                                               --------

                                               $ 21,571
                                               ========

       Depreciation expense for the period ended March 31, 2005 was $1,074.

NOTE 4 PROMISSORY NOTE

       The Company received $100,000 under a secured promissory note dated March 15, 2005. The note bears interest at 16% per annum, is due on the earlier of May 28, 2005 or upon the Company receiving $750,000 of equity or debt proceeds. The note is secured by all of the tangible and intangible assets of the Company.

NOTE 5 STOCKHOLDERS' EQUITY

       The Company's Articles of Incorporation authorize the issuance of 3,000,000 shares of $.0001 par value preferred stock. The Board of Directors has the power to designate the rights and preferences of the preferred stock and issue the preferred stock in one or more series. As of March 31, 2005, the Company has not issued any preferred stock.

       During 2005, the Company issued 666,667 shares of common stock to individuals for cash of $200,000.

       During 2004, the Company issued 300,000 common stock options with an exercise price of $.25 to a consultant for services. The Company recorded the fair market value of the options based in the intrinsic value of $225,000, which was the difference between the exercise price and the fair market value of the common stock on the date of grant. For the three months ended March 31, 2005, the Company recognized $56,250 in expenses.

       During 2004, the Company sold a total of 483,123 units that consist of one share of common stock and one warrant to purchase one share of common stock at an exercise price of $2.00 per share that expires three years from the date of issuance for gross proceeds of $483,123.

                        INFOBYPHONE, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                              AS OF MARCH 31, 2005
                                   (UNAUDITED)

NOTE 6 COMMITMENTS AND CONTINGENCIES

       The Company has entered into various service and content agreements. The agreements are usually effective for a period of one year and require the Company to pay a monthly fee and/or transaction fees based on usage. The costs associated with these contracts are included in costs of revenues.

NOTE 7 GOING CONCERN

       As reflected in the accompanying financial statements, the Company has a net loss of $289,087, a working capital deficiency of $144,052, a stockholders' deficiency of $120,981 and used cash in operations of $262,165. These factors raise substantial doubt about the Company's ability to continue as a going concern.

       The Company's continued existence is dependent upon its ability to raise capital and to successfully market and sell its products. The financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

NOTE 8 SUBSEQUENT EVENTS

       During April and May 2005, the Company issued 3,083,543 shares of common stock for cash and services valued at $1,026,519.

       During April 2005, the Company entered into a securities exchange agreement. The agreement calls for the Company to exchange 100% of its outstanding common shares for 6,000,000 shares or approximately 52% of the total shares of Ocean West Holdings Corp. The acquisition will be treated as a purchase of InfoByPhone, Inc. by Ocean West Holdings Corp. The transaction closed on June 6, 2005.